UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2007

PANGLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131531

(Commission File Number)

N/A

(IRS Employer Identification No.)

5608 Soto Street, Suite 102, Huntington Park, CA 90255

(Address of principal executive offices and Zip Code)

(323) 588-1190

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 3, 2007, our board of directors determined that our company will need to restate the historical financial statements of Mynk Corporation, our wholly-owned subsidiary acquired in a reverse merger transaction effective May 11, 2007, for the periods ended September 30, 2006 (audited) and the subsequent interim period ended December 31, 2006 (unaudited). These financial statements were included in our company’s Current Report on Form 8-K dated May 11, 2007, as filed with the Securities and Exchange Commission on May 17, 2007.  The determination was made by our board of directors following consultation with our company’s financial advisors and independent registered public accounting firm as to the appropriate accounting for the aggregate fair value of 3,000,000 shares of common stock of Mynk Corporation issued for loan fees on June 20, 2006.

Until such time as we file the restated financial statements of Mynk Corporation with the Securities and Exchange Commission to reflect the proper accounting treatment for the issuance of the shares of common stock issued as loan fees, the financial statements of Mynk Corporation for the period ended September 30, 2006 and the related report of Grobstein, Horwath & Company LLP should not be relied upon. We intend to file the restated financial statements during October 2007.

We expect that the adjustment to the Mynk Corporation financial statements to record the fair value of the shares of common stock issued for loan fees will be non-cash in nature and will not reflect any changes in revenues, operating costs and expenses, operating income or loss, or operating cash flows.  However, such restatement is expected to have a material negative impact on the previously reported results of operations of Mynk Corporation for the period ended September 30, 2006. Such restatement is not expected to have any impact on the results of operations of Mynk Corporation for any subsequent interim periods. We do not expect any change in assets, liabilities or net stockholders’ deficiency of Mynk Corporation for any period as a result of the restatements.  We do not expect the restatement to have any impact on our company's previously reported financial statements included in our company’s June 30, 2007 Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on August 20, 2007.

Our board of directors have discussed with our independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Stephen Soller

Stephen Soller

Chief Executive Officer

Date:	October 3, 2007